                                                                  Exhibit 10.1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

VOID AFTER 5:00 P.M. PHILADELPHIA TIME ON JUNE 1, 2005 OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., PHILADELPHIA TIME, ON THE NEXT FOLLOWING BUSINESS DAY.

                              WARRANT TO PURCHASE
                                     49,275
                             SHARES OF COMMON STOCK
                                       OF
                             RESOURCE AMERICA, INC.

  This Certifies that, for good and valuable consideration, Physicians Insurance Company of Ohio, and its registered, permitted assigns (collectively, the "Warrantholder"), is entitled to purchase from Resource America, Inc., a corporation incorporated under the laws of the State of Delaware (the "Company"), subject to the terms and conditions hereof, at any time or after 9:00 A.M., Philadelphia time, on June 1, 1995, and before 5:00 P.M., Philadelphia time, on June 1, 2005 (or, if such day is not a Business Day, at or before 5:00 P.M., Philadelphia time, on the next following Business Day), the number of fully paid and non-assessable shares of Common Stock of the Company stated above at the Exercise Price (as defined herein). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as provided in Article III hereof.


                                   ARTICLE I

  Section 1.01. Definition of Terms. As used in this Warrant, the following capitalized terms shall have the following respective meanings:

  (a) Business Day: A day other than a Saturday, Sunday or other day on which banks in the Commonwealth of Pennsylvania are authorized by law to remain closed.

  (b)  Common Stock:  Common Stock, $.01 par value per share, of the Company.

  (c) Common Stock Equivalents: Securities that are convertible into or exercisable for shares of Common Stock.

  (d)  Exchange Act:  The Securities Exchange Act of 1934, as amended.

  (e) Exercise Price: $11.75 per Warrant Share, as such price may be adjusted from time to time pursuant to Article III hereof.

  (f) Expiration Date: 5:00 P.M., Philadelphia time, on June 1, 2005 or if such day is not a Business Day, the next succeeding day which is a Business Day.

  (g) Holder: Any person owning or having a right to acquire Warrant Shares or any assignee thereof.

  (h)  NASD:  National Association of Securities Dealers, Inc. and NASDAQ:
NASD Automatic Quotation System.

  (i) Person: An individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

  (j)  Piggyback Registration:  See Article IV.

  (k) Registered Securities: Any Registrable Securities which have been included in an effective Registration Statement pursuant to the terms of
Article IV hereof.

  (l) Registrable Securities: Any Warrant Shares issued to Physicians Insurance Company of Ohio and/or its designees or transferees as permitted under Section 6.02 and/or other securities that may be or are issued by the Company upon exercise of this Warrant, including those which may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like, and as adjusted pursuant to Article III hereof; provided, however, that as to any particular security contained in Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement; or (ii) they shall have been sold to the public pursuant to Rule 144 (or any successor provision) under the Securities Act; or (iii) they shall have been sold, assigned or otherwise transferred except as permitted by Section 6.02 below.

  (m) Registration Statement: Any registration statement of the Company filed or to be filed with the Securities and Exchange Commission which covers any of the Registrable Securities pursuant to the provisions of this Warrant, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

  (n)  Securities Act:  The Securities Act of 1933, as amended.

  (o)  Transfer:  See Section 6.02.

  (p) Warrant: This Warrant and all other warrants that may be issued in its or their place, together evidencing the right to purchase an aggregate of 49,275 shares of Common Stock as the same may be adjusted pursuant to this Warrant.

  (q) Warrantholder: The person(s) or entity(ies) to whom this Warrant is originally issued, or any successor in interest thereto, or any assignee or transferee thereof, in whose name this Warrant is registered upon the books to be maintained by the Company for that purpose.

  (r) Warrant Shares: Common Stock, Common Stock Equivalents and other securities purchased or purchasable upon exercise of the Warrant.


                                   ARTICLE II

                        DURATION AND EXERCISE OF WARRANT

  Section 2.01. Duration of Warrant. The Warrantholder may exercise this Warrant at any time and from time to time after 9:00 A.M., Philadelphia time, on June 1, 1995, and before 5:00 P.M., Philadelphia time, on the Expiration Date. If this Warrant is not exercised on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

  Section 2.02.  Exercise of Warrant.

  (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its principal corporate office or at the office of its stock transfer agent, if any, with the Subscription Form annexed hereto duly executed and accompanied by payment of the full Exercise Price for each Warrant Share to be purchased.

  (b) Upon receipt of this Warrant with the Subscription Form fully executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised (adjusted to reflect the effect of the anti-dilution provisions contained in Article III hereof, if any, and as provided in Section 2.04 hereof) in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder. At the time this Warrant is exercised, the Company may require the Warrantholder to make such representations, and may place such legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued in compliance with the Securities Act.

  (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder.

  (d) The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issue of any Warrant Shares to the Holder of the Warrant being exercised.

  Section 2.03. Reservation of Shares. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

  Section 2.04. Fractional Shares. The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.04, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant and receipt of the Exercise Price, issue the largest number of whole shares purchasable upon exercise of this Warrant. The Company shall not be required to make any cash or other adjustment in receipt of such fraction of a share to which the Warrantholder would otherwise be entitled.

  Section 2.05. Adjustment Upon Reorganization of the Company. If at any time prior to the exercise of this Warrant in full, a reorganization of the Company occurs and two classes of common stock are created that have substantially identical rights and preferences except for voting and conversion rights, with such difference as to voting rights being that Class A Common Stock will be entitled to elect directors in proportion to the number of outstanding Class A shares (relative to the number of Class B shares) except that Class A will be entitled to one less director than Class B, this Warrant shall immediately and without further action convert into a Warrant entitling the Warrantholder to purchase the same number of shares of the Class A Common Stock as are represented hereby and this Warrant shall thereafter cease to represent the right to purchase shares of Common Stock. The form of this Warrant need not be changed because of any such adjustment described in this
Section 2.05, and Warrants theretofore or thereafter issued may continue to express the same price, number and other terms as are stated in this Warrant, as initially issued.

                                  ARTICLE III

                      ADJUSTMENT OF SHARES OF COMMON STOCK
                       PURCHASABLE AND OF EXERCISE PRICE

  The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article III.

  Section 3.01.  Mechanical Adjustments.

  (a) If at any time prior to the exercise of this Warrant in full, the Company shall (i) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (ii) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (iii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), the Exercise Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, it or he would have owned upon such exercise and been entitle to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this Paragraph 3.01(a) shall be made immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

  (b) If at any time prior to the exercise of this Warrant in full, the Company shall (i) issue or sell any Common Stock or Common Stock Equivalents without consideration or for consideration per share less than the Exercise Price in effect immediately prior to the date of such issuance or sale (other than issuances of securities upon the exercise of options granted under the Company's currently existing stock option plans or upon the exercise of other currently outstanding options) or (ii) fix a record date for the issuance of subscription rights, options or warrants to all holders of Common Stock entitling them to subscribe for or purchase Common Stock (or Common Stock Equivalents) at a price (or having an exercise or conversion price per share) less than the Exercise Price in effect immediately prior to the record date described below, the Exercise Price shall be adjusted so that the Exercise Price shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such sale or issuance (which date in the event of distribution to shareholders shall be deemed to be the record date set by the Company to determine shareholders entitled to participate in such distribution) by a fraction, the numerator of which shall be (i) the number of shares of Common Stock outstanding on the date of such sale or issuance, plus
(ii) the number of additional shares of Common Stock which the aggregate consideration received by the Company upon such issuance or sale (plus the aggregate of any additional amount to be received by the Company upon the exercise of such subscription rights, options or warrants) would purchase at such current Exercise Price per share of the Common Stock; and the denominator of which shall be (i) the number of shares of Common Stock outstanding on the date of such issuance or sale, plus (ii) the number of additional shares of Common Stock offered for the subscription or purchase (or into which the Common Stock Equivalents so offered are exercisable or convertible). Any adjustments required by this paragraph 3.01(b) shall be made immediately after such issuance or sale or record date, as the case may be. Such adjustments shall be made successively whenever such event shall occur. To the extent that shares of Common Stock (or Common Stock Equivalents) are not delivered after the expiration of such subscription rights, options or warrants, the Exercise Price shall be readjusted to the Exercise Price which would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or Common Stock Equivalents) actually delivered.

  (c) If at any time prior to the exercise of this Warrant in full, the Company shall fix a record date for the issuance or distribution to all holders of the Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a combination, reclassification or recapitalization referred to in Section 3.01(a), regular cash dividends or cash distributions paid out of net profits legally available therefor and in the ordinary course of business or subscription rights, options or warrants for Common Stock or Common Stock Equivalents (excluding those referred to in Section 3.01(b) (any such non-excluded event being herein called a "Special Dividend")), (i) the Exercise Price shall be decreased immediately after the record date for such Special Dividend to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the Exercise Price in effect on such record date less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock and the denominator of which shall be such Exercise Price then in effect and
(ii) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be increased to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Special Dividend by a fraction, the numerator of which shall be the Exercise Price in effect immediately before such Special Dividend and the denominator of which shall be the Exercise Price in effect immediately after such Special Dividend. Any adjustment required by this Section 3.01(c) shall be made successively whenever such a record date is fixed and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be that in effect immediately prior to such record date.

  (d) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock or stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Exercise Price or the number of Warrant Shares purchasable upon the exercise of this Warrant, each Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Article III, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary or other corporation; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.

  (e) (i) If at any time prior to the exercise of this Warrant in full, the Company shall issue securities upon the exercise of options, warrants or other Common Stock Equivalents granted under any stock option plan of the Company (except with respect to up to 2,000 shares of Common Stock issuable in connection with the Company's existing stock option plan) created after the date of the issuance of this Warrant, then, in addition to the adjustment in Exercise Price required by Section 3.01(b) hereof, if any, the aggregate number of shares of Common Stock issuable hereunder shall be increased to that number of shares which is in the same ratio to the number of shares issuable prior to the exercise giving rise to the need for adjustment hereunder as the number of shares of Common Stock outstanding immediately prior to the exercise giving rise to the need for adjustment hereunder is to the number of shares of Common Stock outstanding immediately after such exercise.

   (ii) Except in the case of a transaction requiring an adjustment pursuant to Section 3.01(e)(i) above, whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to paragraph (a), (b) or (c) of this
Section 3.01, the Warrant Shares shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of each Warrant by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

  (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this paragraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section
3.01 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 3.01 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

  (g) In the event that at any time, as a result of any adjustment made pursuant to Section 3.01(a), the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 3.01(a) or this Section 3.01(g).

  (h) In the case of an issue of additional Common Stock or Common Stock Equivalents for cash, the consideration received by the Company therefor before deducting therefrom any discount or commission or other expenses paid by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. The term "issue" shall include the sale or other disposition of shares held by or on account of the Company or in the treasury of the Company but until so sold or otherwise disposed of such shares shall not be deemed outstanding.

  Section 3.02. Notices of Adjustment. Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by an officer of the Company setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

  Section 3.03.  No Adjustment for Dividends.  Except as provided in Section
3.01 of this Warrant, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

  Section 3.04. Preservation of Purchase Rights in Certain Transactions. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than merger with a subsidiary in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Company shall, as a condition precedent to such transaction cause such successor or purchasing corporation, as the case may be, to execute with the Warrantholder an agreement granting the Warrantholder the right thereafter, upon payment of the Exercise Price in effect immediately prior to such action, to receive upon exercise of this Warrant the kind and amount of shares and other securities and property which he would have owned or have been entitled to receive after the happening of such reclassification, change, consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action. Such agreement shall provide for adjustments in respect of such shares of stock and other securities and property, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article III. In the event that in connection with any such reclassification, capital reorganization, change, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution of payment, in whole or in part, for, or of, a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Article III. The provisions of this Section 3.04 shall similarly apply to successive reclassifications, capital reorganizations, consolidations, mergers, sales or conveyances.

  Section 3.05. Form of Warrant After Adjustments. The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.


                                   ARTICLE IV

                     REGISTRATION UNDER THE SECURITIES ACT

  Section 4.01.  Demand Registration Rights.

  (a) If the Company shall receive, at any time after the date hereof and while the Company is a reporting company as defined in the Exchange Act, a written request (the "Request") from the Warrantholder that the Company file a Registration Statement under the Securities Act covering the registration of the shares of Registrable Securities that are the subject of the Request (a "Demand Registration"), then the Company shall, subject to the limitations of
Section 4.02, use its best efforts to effect as soon as practicable the registration under the Securities Act in accordance with Subsection 4.02(a) hereof, of all Registrable Securities which the Warrantholder requests be registered within ninety (90) days of the Company's receipt of the Request.

  (b) If the Warrantholder intends to distribute the Registerable Securities covered by the Request by means of an underwriting, the Warrantholder shall so advise the Company as a part of the Request. In such event, the Warrantholder shall (together with the Company as provided in Section 4.02(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting which underwriters shall include a regional or national underwriting firm which is a member in good standing of the National Association of Securities Dealers, Inc.

  (c) Notwithstanding the foregoing, if the Company shall furnish to the Warrantholders a certificate, signed in good faith by the President of the Company, stating that the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period ending on the one hundred eightieth day after the Company's receipt of the Request.

  Section 4.02. Obligations of the Company. Whenever required under this Warrant to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

  (a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, upon the request of the Warrantholder keep such Registration Statement effective for up to one hundred twenty (120) days.

  (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement.

  (c) Furnish to Warrantholder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registered Securities owned by it.

  (d) Use its best efforts to register and qualify the Registered Securities under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Warrantholder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the manager underwriter of such offering. The Warrantholder into and perform its obligations under such agreement.

  (f) Notify the Warrantholder in the event the Company has delivered preliminary or final prospectuses to the Warrantholder and, after having done so, such prospectus is amended to comply with the requirements of the Securities Act. Upon such notification, the Warrantholder shall immediately cease making offers of Registered Securities and return all prospectuses to the Company. The Company shall promptly provide the Warrantholders with revised prospectuses and, following receipt of the revised prospectuses, the Warrantholder shall be free to resume making offers of the Registered Securities.

  (g) Furnish, at the request of the Warrantholder on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Warrant, if such securities are being sold through underwriters, on the date that the Registration Statement with respect to such securities become effective, (i) an opinion, dated such date, of the counsel representing the Company for the customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Warrantholder and (ii) the letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Warrantholder.

  Section 4.03. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Warrant with respect to the Registrable Securities of the Warrantholder that shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration.

  Section 4.04. Expenses of Demand Registration. All expenses (including underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Subsection 6.01, including (without limitation) all registration, filing and qualification fees, printing and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of counsel for the Warrantholder shall be borne by the Warrantholder.

  Section 4.05.  Piggyback Registration Rights.

  (a) If at any time prior to the Expiration Date, the Company proposes to register any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to (i) the sale of securities to participants in a Company stock option plan, stock purchase plan, savings or similar plan, or (ii) the sale of securities as part of an acquisition, merger or exchange of stock or a registration on any form which does not include substantially the same information as would be included in a Registration Statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give the Holder of Registrable Securities written notice of such registration. Upon the written request of the Holder given within twenty (20) days after mailing of such notice by the Company in accordance with
Section 7.08, the Company shall use its best efforts, subject to the provisions of Section 4.03, to cause to be registered under the Securities Act all of the Registrable Securities that each Holder has requested to be registered; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 4.01(a) without obligation to any holder.

  (b) The Company is obligated to effect only two (2) such registrations of Registrable Securities under this Section 4.05.

  Section 4.06. Expenses of Piggyback Registration. The holder of Registrable Securities shall bear an equitable portion of all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to all registrations pursuant to Section 4.05 including, without limitation, all registration, filing, and qualification fees, printing and accounting fees relating or apportionable thereto, disbursements of counsel and underwriting discounts and commissions relating to the Registrable Securities.

  Section 4.07. Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 4.05 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company.

  Section 4.08. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Warrant.


                                   ARTICLE V

              OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

  Section 5.01. No Rights as Shareholder; Notice to Warrantholder. Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or his, her or its transferee the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as a shareholder of the Company.

  Section 5.02. Warrantholder Rights in Offering. The Warrantholder shall have the right to participate in any rights offering which may be undertaken by the Company prior to the Expiration Date, on a pro rata basis with the holders of the Company's Common Stock (including oversubscription rights), as if the Warrantholder had exercised this Warrant prior to any such offering. For the purposes of this Section 5.02, each share into which this Warrant may be converted shall be deemed to be an outstanding share of the Company's Common Stock.

  Section 5.03. Lost, Stolen, Mutilated or Destroyed Warrants. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its discretion impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

                                   ARTICLE VI

                             SPLIT-UP, COMBINATION
                       EXCHANGE AND TRANSFER OF WARRANTS

  Section 6.01. Split-Up, Combination, Exchange and Transfer of Warrants. Subject to the provisions of Section 6.02 hereof, this Warrant may be split up, combined or exchanged for another warrant or warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, he, she or it shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split up, combined or exchanged. Upon any such surrender for split up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any expenses of the Company (including fees of counsel to the Company), and any tax or governmental charge that may be imposed, in connection with any split up, combination or exchange of Warrants.

  Section 6.02. Restrictions on Transfer. Neither this Warrant nor the Warrant Shares may be disposed of or encumbered (any such action, a "Transfer") other than to an affiliate of the Warrantholder, except with the written consent of the Company which consent shall not be unreasonably withheld and except, in all cases, including a Transfer to an affiliate, in accordance with and subject to the provisions of the Securities Act and the rules and regulations promulgated thereunder. If at the time of a Transfer, a registration statement is not in effect to register this Warrant or the Warrant Shares, the Company may require the Warrantholder to make such representations, and may place such legends on certificates representing this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit a Transfer without such registration. The Company may require any Warrantholder requesting a transfer to pay a sum sufficient to cover the expenses of the Company (including fees of counsel to the Company), and any tax or governmental charge that may be imposed.



                                  ARTICLE VII

                                 OTHER MATTERS

  Section 7.01. Successors and Assigns. All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of its successors and assigns hereunder.

  Section 7.02. No Inconsistent Agreements. The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Warrantholder in this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Warrantholder hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements.

  Section 7.03. Integration/Entire Agreement. This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertaking, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Warrants. This Warrant supersedes all prior agreements, and understandings between the parties with respect to such subject matter.

  Section 7.04. Amendments and Waivers. The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waiver of or consents to departure from the provisions hereof may not be given unless the Company has obtained the written consent of the Warrantholders whose Warrants entitle them to purchase a majority of the outstanding Warrant Shares.

  Section 7.05. Counterparts. This Warrant may be executed in any number of counterparts, and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

  Section 7.06. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Ohio.

  Section 7.07. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

  Section 7.08. Notice. Any notices or certificates by the Company to the Warrantholder and by the Warrantholder to the Company shall be deemed delivered if in writing and delivered in person or by registered mail (return receipt requested) to the Warrantholder addressed to it at 13515 Yarmouth Drive, N.W. Pickerington, OH 43147, or, if the Warrantholder has designated, by notice in writing to the Company, any other address, to such other address; and if to the Company, addressed to it at: Resource America, Inc., 1521 Locust Street, Suite 700, Philadelphia, Pennsylvania 19102, or, if the Company has designated, by notice in writing to the Warrantholder, any other address, to such other address.

  The Company may change its address by written notice to the Warrantholder and the Warrantholder may change its address by written notice to the Company.

  IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 2nd day of June, 1995.


Attest:                                     RESOURCE AMERICA, INC.



By:  /s/ SCOTT F. SCHAEFFER                 By:  /s/ MICHAEL L. STAINES
   --------------------------                   ---------------------------
     Scott F. Schaeffer,                         Michael L. Staines,
     Assistant Secretary                         Senior Vice President



[CORPORATE SEAL]